UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☑	Preliminary Information Statement

☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GREEN PLANET BIOENGINEERING CO. LTD.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GREEN PLANET BIOENGINEERING CO. LTD.
19950 West Country Club Drive, Suite 100
Aventura, FL 33180

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

The purpose of this letter is to inform you that (i) on December 20, 2010, we received written notice from ONE Bio, Corp. (“ONE Bio”) that it elected to exercise the Option we granted to ONE Bio pursuant to that certain Option Agreement (the “Option Agreement”) dated April 14, 2010 (as we previously reported on Form 8-K filed with the Securities and Exchange Commission on April 19, 2010) and (ii) on December 20, 2010, ONE Bio, as the Majority Stockholder owning an aggregate of 18,508,733 shares of our common stock, which represents approximately 92.4% of our 20,006,402 issued and outstanding shares of common stock, by written consent of the Majority Stockholder, in lieu of a special meeting of our stockholders, approved, authorized and ratified retroactive to April 14, 2010 the Option Agreement, the exercise thereof by ONE Bio and the Transactions contemplated by the Option Agreement.

Pursuant to the Option Agreement, we granted to ONE Bio an option (the “Option”) to acquire 100% of the stock of Elevated Throne Overseas Ltd., our 100% owned BVI subsidiary (“Elevated Throne”).  As consideration for ONE Bio’s exercise of the Option, ONE Bio is required to (i) convert the $1,700,000 loan it made to Elevated Throne on or about January 19, 2010, into an equity investment in Elevated Throne, (ii) convert the $300,000 loan ONE Bio  made to us on or about September 1, 2009, into a $300,000 equity investment in Elevated Throne, (iii) cancel that certain Convertible Note Purchase Agreement with us dated on or about September 1, 2009, and (iv) cancel that certain 10% Convertible Bridge Loan Note Due September 1, 2010, in the principal amount of $300,000 from us to ONE Bio.  On December 20, 2010, ONE Bio notified us that it elected to exercise the Option and that as our Controlling Shareholder pursuant to a written consent in lieu of a meeting of our shareholders in accordance with the Delaware General Corporation Law ("DGCL") ONE Bio has approved, authorized and ratified the Transaction contemplated by the Option Agreement retroactive as of April 14, 2010.  Also pursuant to the Option Agreement, in the event ONE exercises the Option, the closing of the transaction is subject to the approval of our stockholders.   ONE Bio as our Majority Stockholder owning 92.4% of our issued and outstanding shares of common stock has thereby approved, authorized and ratified the Option Agreement, the exercise thereof by ONE Bio and the Transactions contemplated by the Option Agreement retroactive as of April 14, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.  Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until twenty (20) calendar days after the mailing of the definitive Information Statement to our stockholders.

I encourage you to read the enclosed Information Statement, which is being provided to all of our stockholders. It describes the proposed Transaction  in detail.

Sincerely,

/s/ Min Zhao
Min Zhao
Chief Executive

This Information Statement is dated February __, 2011 and is first being mailed to stockholders of record of Green Planet Bioengineering Co., Ltd. on _______, 2011.

GREEN PLANET BIOENGINEERING CO., LTD
19950 West Country Club Drive, Suite 100
Aventura, FL 33180
________________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
________________________

NO VOTE OR ACTION OF THE COMPANY'S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to stockholders of Green Planet Bioengineering Co., Ltd. (sometimes hereinafter referred to as “we”, “us”, “Company” or “Green Planet”) in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law ("DGCL"). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights under the DGCL are afforded to our stockholders as a result of the corporate action described in this Information Statement. The record date for determining the stockholders entitled to receive this Information Statement has been established as of the close of business on December 20, 2010 (the “Record Date”).

OUTSTANDING VOTING SECURITIES

As of the Record Date, we had issued and outstanding 20,006,402 shares of Common Stock, par value $0.001 per share (the “Common Stock”), such shares constituting all of the Company’s issued and outstanding Common Stock (and no shares of Preferred Stock, which constitute all of the Company’s outstanding preferred stock).

The DGCL permits the holders of a majority of the shares of the our outstanding Common Stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. On December 20, 2010, ONE Bio Corp., being the holder of an aggregate of 18,508,733  shares of Common Stock (the “ONE Bio” or “Consenting Stockholder”), representing approximately 92.4% of the total shares of Common Stock entitled to vote on the matters set forth herein, consented in writing without a meeting to the matters described herein.

CONSENTING STOCKHOLDER ACTION TAKEN

The Consenting Stockholder action described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

The Consenting Stockholder has consented to, approved, authorized and ratified the election by ONE Bio to exercise the Option we granted to ONE Bio pursuant to that Option Agreement (the “Option Agreement”) dated April 14, 2010, as previously reported in Form 8-K filed on April 19, 2010.  Our Board of Directors unanimously approved the Option Agreement effective as of April 14, 2010.

Background

As of the date of the Option Agreement, (i) we owned Fifty Thousand (50,000) shares of Common Stock of Elevated Throne Overseas Ltd., a British Virgin Islands company (“Elevated Throne” and the “Elevated Throne Shares”), which represents 100% of the issued and outstanding shares of capital stock of Elevated Throne (ii) Elevated Throne owned 100% of the equity of Fujian Green Planet Bioengineering Co., Ltd. (“Fujian GP”), which is a wholly foreign-owned enterprise organized under the laws of the People’s Republic of China (“PRC”), and (iii) Fujian GP through a series of irrevocable agreements had contractual control over the business own operations of Sanming Huajian Bio-Engineering Co., Ltd. (“Sanming”), a PRC  company.  Under the laws of the PRC, we were required to provide $2,000,000 of registered capital to Fujian GP in order for Fujian GP to remain in compliance with the laws of the PRC and to thereby maintain Fujian GP’s contractual control of Sanming.  In order to obtain the funds needed to provide the required registered capital to Fujian GP and thereby maintain contractual control of Sanming, (i) we obtained a loan from ONE Bio in the principal amount of $300,000 (the “$300,000 Loan”) pursuant to that certain Convertible Note Purchase Agreement with ONE Bio dated September 1, 2009, (the “Convertible Note Purchase Agreement”) and that certain 10% Convertible Bridge Loan Note Due September 1, 2010, in the principal amount of $300,000 (the “$300,000 Note”) issued to ONE Bio, and (ii) we obtained a loan for our subsidiary Elevated Throne from ONE Bio in the principal amount of $1,700,000 on or about January 19, 2010, (the “$1,700,000 Loan”).  ONE Bio desired to obtain from us the right and option to convert and exchange the $300,000 Loan and the $1,700,000 Loan for the Elevated Throne Shares and we desired to grant to ONE Bio such an option subject to and upon the terms and conditions set forth in the Option Agreement.

As previously reported in Form 8-K filed on April 19, 2010, pursuant to the Option Agreement, we granted to ONE Bio an Option to acquire 100% of the stock of Elevated Throne, our 100% owned BVI subsidiary.  As consideration for ONE Bio’s exercise of the Option, ONE Bio is required to (i) convert the $1,700,000 loan it made to Elevated Throne on or about January 19, 2010, into an equity investment in Elevated Throne, (ii) convert the $300,000 loan it made to us on or about September 1, 2009, into a $300,000 equity investment in Elevated Throne, (iii) cancel that certain Convertible Note Purchase Agreement with us dated on or about September 1, 2009, and (iv) cancel that certain 10% Convertible Bridge Loan Note Due September 1, 2010, in the principal amount of $300,000 from us to ONE Bio.

On December 20, 2010, ONE Bio notified us in writing that it has elected to exercise the Option and that pursuant to a written consent in lieu of a meeting of our shareholders in accordance with the Delaware General Corporation Law ("DGCL") and that as our Majority Stockholder ONE Bio also ratified the Transaction contemplated by the Option  and the Option Agreement retroactive as of April 14, 2010.  Also pursuant to the Option Agreement, if ONE Bio exercises the Option, the closing of the transaction is subject to the approval of our stockholders.   ONE Bio as our Majority Stockholder owning 92.4% of our issued and outstanding shares of common stock has by the Majority Stockholder Consent approved, authorized and ratified the Option Agreement, the exercise thereof by ONE Bio and the Transaction contemplated by the Option Agreement retroactive to April 14, 2010.

As a result of the election by ONE Bio to exercise the Option, on the closing of the transaction contemplated by the Option Agreement, all of the issued and outstanding shares of capital stock of Elevated Throne, which constitutes substantially all of the assets owned by Green Planet, will be transferred to ONE Bio and Elevated Throne will become a 100% owned subsidiary of ONE Bio.

We will pay the expenses of furnishing this Information Statement to our stockholders, including the cost of preparing, assembling and mailing this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     Except as disclosed elsewhere in this Information Statement,  none of the  following  persons has any  substantial  interest,  direct or indirect,  by security holdings or otherwise in any matter to be acted upon:

1.   any of our directors or officers;
2.   any proposed nominee for election as a director; and
3.   any associate of any of the foregoing persons.

The  shareholdings  of our  directors  and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding Common Stock as of December 31, 2010, by:

●	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock;

●	each of the Company's named executive officers;

●	each of the Company's directors; and

●	all of the Company's executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o Green Planet Bioengineering Co., Ltd., 19950 West Country Club Drive, Suite 100, Aventura, FL 33180. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of the Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options or convertible securities held by such persons that are exercisable within 60 days of December 20, 2010, but excludes shares of Common Stock underlying options or other convertible securities held by any other person. The number of shares of Common Stock outstanding as of December 31, 2010, was 20,006,402.  Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class(2)

ONE Bio, Corp(1)	18,508,733	92.4%

Min Zhao(2)(3)	-0-	--

Min Yan Zheng(2)	-0-	--

Jian Min Chen (4)	-0-

Jianrong Chen(4)	50,000		*

Sanyan Ou(2)(5)	150,000		*

All Directors and Executive Officers as a group (3 persons)	200,000	1%

________________
* Less than one percent

(1)	Address for One Bio, Corp. is 19950 West Country Club Drive, Suite 100, Aventura, FL 33180.

(2)	The address is No. 126 Mingdu Building, Gongye road, Sanming City, Fujian, China.

(3)	Min Zhao is Chief Executive Officer and a Director of Green Planet and is also President, China Operations and a Director of ONE Bio.

(4)	Director

(5)	Sanyan Ou is Vice President of Sales & marketing and a Director of Green Planet and is also Vice President of Business Development, China of One Bio.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future.  The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

EFFECTIVE DATE OF STOCKHOLDER ACTIONS

Under the Delaware General Corporation Law, the holders of a majority of the voting power of the Company must approve the sale of assets to ONE Bio. The holders of a majority of the voting power of the Company have executed a written consent in lieu of a special meeting approving, authorizing and ratifying the Transaction contemplated by the Option Agreement. The written consent is effective 20 days after the filing of this definitive information statement. The Company anticipates the consent action will be effective on or about February __, 2011, and intends to consummate the transactions contemplated by the Option Agreement as soon thereafter as practicable.

STOCKHOLDERS' RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Section 228 of the DGCL, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

DISSENTERS' RIGHTS

The DGCL does not provide for dissenter's rights in connection with any of the actions described in this Information Statement.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

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